UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): February 20, 2007

Renewable Energy Resources, Inc.
(Exact Name of Registrant As Specified in Its Charter)

FLORIDA	000-29743	88-0409143
(State Or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
Of Incorporation Or Organization)

334 S. Hyde Park Avenue, Tampa, Florida 33606
(Address of Principal Executive Offices, Including Zip Code)

(813) 944-3185
(Registrant's Telephone Number, Including Area Code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Internal Hydro International, Inc. has changed their name to Renewable Energy Resources, Inc. and has obtained a new trading symbol on the OTC Bulletin Board of RENW. The symbol and name change reflect the Company’s broader range of business endeavors to include to development of energy, green energy and biofuel projects in addition to the continuing production, marketing and sales of the Energy Commander V.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renewable Energy Resources, Inc.

Date: February 20, 2007	By:	/s/ KENNETH BROWN
KENNETH BROWN
Title: Kenneth Brown, Chief Executive Officer and Acting Principal Financial Officer